EXHIBIT 10(51)


                        DEFERRED COMPENSATION PLAN (DCP)
                        EMPLOYEE PARTICIPATION AGREEMENT

Agreement made this                            day of                          ,
                    --------------------------        -------------------------
19     , between                                 (Participant) and the
   ----          -------------------------------
Participant's Employer identified on the signature line (the Company) relating to deferrals under the Harrah's Entertainment, Inc. Deferred Compensation Plan as it may be amended from time to time (the Plan). The deferrals elected under this Agreement pertain to the plan year beginning January 1 and ending
December 31 following the date of this Agreement (the Year of Deferral).

1.   Deferral Election for Year of Deferral

     A.   Salary Deferral (up to maximum of 12%)

          I hereby elect to defer        % of my base salary payable to me
                                  -------
          during the Year of Deferral.

     B.   Bonus Deferral (up to 100%)

          I hereby elect to defer       % of my annual bonus payable to me in
                                  ------
          the Year of Deferral.

2.   Method of Benefit Payment

     I hereby elect to receive my account balance related to the Year of Deferral, as follows (check only one choice):

     A.         lump sum within 30 days after leaving employment.
          -----

     B.         lump sum within 30 days after the earlier of:
          -----

          (a)  leaving employment, or

          (b)             (insert date of future payment).
               ----------

     C.         in annual installments over     years (insert 2 to 10 years)
          -----                             ---
          beginning not later than 30 days after leaving employment.

I understand that leaving employment means discontinuance or removal from the employee payroll of the Company or its affiliates unless otherwise agreed by Harrah's Entertainment, Inc. Upon my death, my account will be payable to my Beneficiary pursuant to the procedures set forth in the Plan.

This Agreement must be signed and received by the Company on or before December 31 of the year prior to the deferrals or prior to such other date as may be designated by the Company.

Subject to the provisions of the Plan, my elections under this Agreement are irrevocable. For this election and all previous deferrals under the DCP, I agree to be bound by the terms of the Plan, as it may be amended from time to time, which is incorporated herein by reference. This Agreement and all previous DCP election agreements shall be governed by Tennessee law and by federal law as applicable.

Employee

Your Signature
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Printed Name
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Address
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Social Security Number
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


Company


By
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Title
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
                        DEFERRED COMPENSATION PLAN (DCP)
                        DIRECTOR PARTICIPATION AGREEMENT

Agreement made this                            day of                          ,
                    --------------------------        -------------------------
19     , between                                 (Participant) and the Harrah's
   ----          -------------------------------
Entertainment, Inc. (the Company) relating to deferrals under the Company's Deferred Compensation Plan as it may be amended from time to time (the Plan). The deferrals elected under this Agreement pertain to the plan year beginning January 1 and ending December 31 following the date of this Agreement (the Year of Deferral).

1.   Deferral Elections for Year of Deferral--Cash Fees

     Deferral of Director's Fees payable in cash (up to 100%):

     I hereby elect to defer     % of my Director's Fees payable to me in cash
                             ----
     during the Year of Deferral.

2.   Method of Benefit Payment

     I hereby elect to receive my account balance related to the Year of Deferral, as follows (check only one choice):

     A.         lump sum within 30 days after leaving service.
          -----

     B.         lump sum within 30 days after the earlier of:
          -----

          (a)  leaving service, or

          (b)             (insert date of future payment).
               ----------

     C.         in annual installments over      years (insert 2 to 10 years)
          -----                             ----
     beginning not later than 30 days after leaving service.

I understand that leaving service means resignation from the Company's Board of Directors or discontinuance of active service on such Board unless otherwise agreed by Harrah's Entertainment, Inc. Upon my death, my account will be payable to my Beneficiary pursuant to the procedures set forth in the Plan.

This Agreement must be signed and received by the Company on or before December 31 of the year prior to the deferrals or prior to such other date as may be designated by the Company.

Subject to the provisions of the Plan, my elections under this Agreement are irrevocable. For this election and all previous deferrals under the DCP, I agree to be bound by the terms of the Plan, as it may be amended from time to time, which is incorporated herein by reference. This Agreement and all previous DCP election agreements shall be governed by Tennessee law and by federal law as applicable.

Director

Your Signature
               ------------------------------

Printed Name
             --------------------------------

Address
        -------------------------------------


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Social Security Number
                       ----------------------


Harrah's Entertainment, Inc.

By
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Title
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